Exhibit 10.9(m)

                                PLEDGE AGREEMENT

            This PLEDGE AGREEMENT (this "Agreement") is dated as of March 11, 2003 and is between Playboy Enterprises International, Inc., a Delaware corporation ("Company"), and Bank of America, N.A., as agent for "Lenders" (as defined below).

                               W I T N E S S E T H

            WHEREAS, pursuant to a Credit Agreement of even date herewith (as the same may be amended, modified or supplemented from time to time, the "Credit Agreement") among PEI Holdings, Inc. ("Borrower"), the various financial institutions as are, or may from time to time become, parties thereto ("Lenders"), and Bank of America, N.A., as a Lender and as agent for the Lenders ("Agent"), Lenders have extended commitments to make credit extensions to Borrower;

            WHEREAS, pursuant to a Master Corporate Guaranty of even date herewith (as the same may be amended, modified or supplemented from time to time, the "Guaranty") among Company, various other affiliates of Borrower, Lenders and Agent, Company has guaranteed the Borrower Obligations (as defined in the Guaranty);

            WHEREAS, it is a condition precedent to the making of the initial Credit Extension and extension of other financial accommodations under the Credit Agreement that Company shall have granted the pledge and security interests contemplated by this Agreement, and Company desires to grant such pledge and security interests in order to induce Lenders to extend credit to Borrower under the Credit Agreement;

            NOW, THEREFORE, in consideration of the premises and in order to induce Lenders to make Loans and provide other financial accommodations under the Credit Agreement, Company hereby agrees with Agent, for the benefit of Agent and Lenders as follows:

            1. Reference to Credit Agreement. Terms defined in the Credit Agreement and not otherwise defined herein shall have the respective meanings provided for in the Credit Agreement. In addition, "Permitted Liens" means those Liens permitted by Section 7.01 of the Credit Agreement.

            2. Pledge. To secure the payment and performance of the "Secured Obligations" (as defined in Section 3 below), Company hereby pledges and hypothecates to Agent, for the benefit of Agent and Lenders, and grants to Agent, for the benefit of Agent and Lenders, a security interest in, the following (the "Pledged Collateral"):

            (a) (i) except with respect to Playboy Products and Services International, B.V. (the "Foreign Issuer"), the shares of stock outstanding of the corporations (the "US Issuers"; Foreign Issuer and US Issuers are collectively referred to as the "Issuers") identified on Schedule I hereto held by Company and (ii) with respect to the Foreign Issuer, the lesser of 65% of Company's shares of stock of the Foreign Issuer and 65% of the total combined voting power of all classes of stock of the Foreign Issuer entitled to vote, which pledged shares of stock of Company as of the Closing Date are identified on Schedule I hereto (together, the "Pledged Shares") and the certificates, if any, representing the Pledged Shares, and subject to Section 2(b) below, all stock dividends, cash dividends, cash, instruments, chattel paper and other rights, property or proceeds and products from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Shares;

            (b) all additional shares of stock of Issuers at any time acquired by Company in any manner, and the certificates representing such additional shares (and any such additional shares shall constitute part of the Pledged Shares under this Agreement), and all stock dividends, cash dividends, cash, instruments, chattel paper and other rights, property or proceeds and products from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares; provided, however, any additional shares of Foreign Issuer, when combined with the shares already pledged of such Foreign Issuer, neither exceeds 65% of the shares of stock of such Foreign Issuer outstanding nor 65% of the total combined voting power of all classes of stock of such Foreign Issuer entitled to vote; and

            (c) all proceeds of any of the foregoing.

            3. Security for Obligations. This Agreement secures the payment and performance of the Obligations (as defined in the Credit Agreement) and the obligations of Company under this Agreement and the Guaranty (all such debts, obligations and liabilities of Company being collectively called the "Secured Obligations").

            4. Delivery of Pledged Collateral. All certificates, if any, representing or evidencing the Pledged Collateral shall be delivered to and held by or on behalf of Agent pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed undated instruments of transfer or assignment in blank, all in form and substance reasonably satisfactory to Agent. Agent shall have the right, at any time in its discretion and without notice to Company if an Event of Default has occurred and is continuing to transfer to or to register in the name of Agent or any of its nominees any or all of the Pledged Collateral. In addition, in connection with the exercise of its remedies pursuant to Section 12 below following the occurrence and during the continuance of an Event of Default, Agent shall have the right to exchange certificates or instruments representing or evidencing Pledged Collateral for certificates or instruments of smaller or larger denominations.

            5. Representations and Warranties. Company represents and warrants as follows:

            (a) Schedule I hereto completely and accurately sets forth the number of shares of the issued and outstanding stock of Issuers being pledged hereunder by Company as of the Closing Date. The Pledged Shares held by Company constitute the percentage of the issued and outstanding shares of stock of Issuers set forth on Schedule I hereto as of the Closing Date.

            (b) The delivery of the Pledged Shares (to the extent such Pledged Shares are certificated) to Agent pursuant to this Agreement is effective to create a valid and perfected first priority security interest in the Pledged Collateral, to the extent, in the case of the Pledged Shares issued by Foreign Issuer that the Uniform Commercial Code is applicable thereto, free of any adverse claim, securing the payment of the Secured Obligations subject to Permitted Liens.

            (c) No consent of any other Person and no consent, authorization, approval or other action by, and no notice to or filing with, any Governmental Authority is required either (i) for the pledge by Company of the Pledged Collateral pursuant to this Agreement or for the execution, delivery or performance of this Agreement by Company or (ii) for the exercise by Agent of the voting or other rights provided for in this Agreement or the remedies in respect of the Pledged Collateral pursuant to this Agreement (except (i) as has already been obtained or taken , (ii) as may be required in connection with any disposition of the Pledged Collateral by laws affecting the offering and sale of securities generally and (iii) as to which the failure of which to obtain would not be reasonably likely to have a Material Adverse Effect).

            (d) None of the Pledged Shares constitutes margin stock, as defined in Regulation U of the Board of Governors of the Federal Reserve System.

            6. Further Assurances.

            (a) Company will, from time to time, at Company's expense, and upon Agent's reasonable request, promptly execute and deliver all further instruments and documents and take all further action that may be reasonably necessary, in order to perfect and protect any security interest granted or purported to be granted hereby, to enable Agent to exercise and enforce the rights and remedies of Agent hereunder with respect to any Pledged Collateral or to carry out the provisions and purposes hereof. Without limiting the generality of the foregoing, Company will: (i) upon Agent's reasonable request, appear in and defend any action or proceeding that may affect Company's title to or Agent's security interest in the Pledged Collateral; and (ii) promptly after the purchase or other acquisition thereof, deliver to Agent all Pledged Shares hereunder.

            (b) Company will, promptly upon request, provide to Agent all information and evidence it may reasonably request concerning the Pledged Collateral to enable Agent to enforce the provisions of this Agreement.

            (c) Company will, promptly upon the purchase or acquisition of any additional shares of stock of Issuers, deliver to Agent such Pledged Shares as required by Section 4 above, together with the other documents required under
Section 4 above.

            7. Voting Rights; Dividends; Etc.

            (a) So long as no Event of Default shall have occurred and is continuing and Agent shall not have delivered to Company notice of its election to exercise the rights set forth in subsection (b) below:

            (i) Company shall be entitled to exercise any and all voting and other consensual rights pertaining to the Pledged Collateral or any part thereof; provided, however, that Company shall not exercise or shall refrain from exercising any such right if, in Agent's reasonable judgment, such action or inaction would have a material adverse effect on the value of the Pledged Collateral taken as a whole or any material part thereof.

            (ii) To the extent permitted under the Credit Agreement, Company shall be entitled to receive (A) any cash dividends and other cash distributions paid or payable with respect to any of the Pledged Collateral, and (B) any and all instruments, chattel paper and other rights, property or proceeds and products (other than cash or checks) received, receivable or otherwise distributed in respect of any Pledged Collateral.

            (b) If an Event of Default has occurred and is continuing:

            (i) All rights of Company to exercise the voting and other consensual rights which Company would otherwise be entitled to exercise pursuant to subsection 7(a)(i), shall cease to be effective upon notice by Agent to Company of Agent's intent to exercise its rights hereunder, and upon delivery of such notice become vested in Agent who shall thereupon have the sole right to exercise such voting and other consensual rights. In order to effect the foregoing, Company hereby grants Agent an irrevocable proxy to vote the Pledged Collateral and Company agrees to execute such other proxies as Agent shall reasonably require.

            (ii) All rights of Company to receive and retain any cash dividends and other distributions shall cease upon notice by Agent to Company and any such dividends or other distributions paid or payable with respect to any of the Pledged Collateral shall be paid to Agent and held by Agent to secure the Secured Obligations until the earlier of (a) such time as such Event of Default is cured or waived and (b) such time as the Required Lenders elect to apply such dividends and other distributions to the Secured Obligations (any such application to be in such order and manner set forth in Section 8.03 of the Credit Agreement). All dividends and distributions which are received by Company contrary to the provisions of this subsection 7(b) shall be received in trust for the benefit of Agent, shall be segregated from other funds of Company and shall be forthwith paid over to Agent as Pledged Collateral in the same form as so received (with any necessary endorsement).

            8. Transfers and Other Liens; Additional Shares.

            (a) Except as permitted under the Credit Agreement and the other Loan Documents, Company agrees that Company will not (i) encumber, sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, any of the Pledged Collateral or (ii) enter into any other Contractual Obligations (including without limitation any voting or shareholders agreement) which could reasonably be expected to restrict or inhibit Agent's rights or ability to vote or sell or otherwise dispose of the Pledged Collateral or any part thereof after the occurrence of an Event of Default.

            (b) Company agrees that it will not cause Issuers to issue any stock or other securities (including any warrants, options, subscriptions or other Contractual Obligations for the purchase of stock or securities convertible into stock) in addition to or in substitution for the Pledged Shares.

            9. Agent Appointed Attorney-in-Fact. Company hereby irrevocably appoints Agent as Company's attorney-in-fact effective during the continuance of an Event of Default, with full authority in the place and stead of Company and in the name of Company, Agent or otherwise, from time to time in Agent's discretion to take any action (including completion and presentation of any proxy) and to execute any instrument that Agent may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation (but subject to the other provisions hereof), to (i) receive, endorse and collect all instruments made payable to Company representing any dividend or other distribution in respect of the Pledged Collateral or any part thereof to the extent it is also Pledged Collateral; (ii) exercise the voting and other consensual rights pertaining to the Pledged Collateral; and (iii) sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Pledged Collateral as fully and completely as though Agent was the absolute owner thereof for all purposes, and to do, at Agent's option and Company's expense, at any time or from time to time, all acts and things that Agent deems necessary to protect, preserve or realize upon the Pledged Collateral. Company hereby ratifies and approves all acts of Agent made or taken pursuant to this Section 9. Except as specifically set forth in Section 11 hereof, neither Agent nor any Person designated by Agent shall be liable for any acts or omissions or for any error of judgment or mistake of fact or law. This power of attorney, being coupled with an interest, shall be irrevocable until all Secured Obligations shall have been paid in full and the Credit Agreement shall have been terminated.

            10. Agent May Perform. If Company fails to perform any agreement contained herein, Agent may itself perform, or cause performance of, such agreement, and the expenses of Agent incurred in connection therewith shall be payable by Company under Section 15 hereof, and be a part of the Secured Obligations.

            11. Limitation on Duty of Agent with Respect to the Pledged Collateral. The powers conferred on Agent hereunder are solely to protect its interest in the Pledged Collateral and shall not impose any duty on it to exercise any such powers. Except for the safe custody of any Pledged Collateral in its possession and the accounting for monies actually received by it hereunder, Agent shall have no duty with respect to any Pledged Collateral in its possession (or in the possession of any agent or bailee). Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if it takes such action for that purpose as Company reasonably requests in writing, but failure of Agent to comply with any such request at any time shall not of itself be deemed a failure to exercise reasonable care. It is expressly agreed that Agent shall have no responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Pledged Collateral, whether or not Agent has or is deemed to have knowledge of such matters, or (ii) taking any necessary steps to preserve rights against any parties with respect to any Pledged Collateral, but Agent may do so and, subject to Section 15, all expenses incurred in connection therewith shall be payable by and for the sole account of Company.

            12. Remedies upon Event of Default. If any Event of Default shall have occurred and is continuing:

            (a) Agent may exercise in respect of the Pledged Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party under the Uniform Commercial Code (the "UCC") in effect in the State of Illinois at that time, whether or not the UCC applies to the affected Pledged Collateral, and Agent may also, without notice except as specified below, sell the Pledged Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, broker's board or at any of Agent's offices or elsewhere, for cash, on credit, or for future delivery, at such price or prices and upon such other terms as Agent deems commercially reasonable. Company agrees that, to the extent notice of sale shall be required by law, at least ten (10) days' prior written notice to Company of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. At any sale of the Pledged Collateral, if permitted by law, Agent may bid (which bid may be, in whole or in part, in the form of cancellation of indebtedness) for the purchase of the Pledged Collateral or any portion thereof. Agent shall not be obligated to make any sale of Pledged Collateral regardless of notice of sale having been given. Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

            (b) Company recognizes that Agent may be unable to effect a public sale of all or part of the Pledged Collateral and may be compelled to resort to one or more private sales to a restricted group of purchasers who will be obligated to agree, among other things, to acquire such Pledged Collateral for their own account, for investment and not with a view to the distribution or resale thereof. Company acknowledges that any such private sales may be at prices and on terms less favorable to the seller than if sold at public sales and agrees that such private sales shall be deemed to have been made in a commercially reasonable manner, and that Agent shall be under no obligation to delay a sale of any of the Pledged Collateral for the period of time necessary to permit the issuing corporation of such securities to register such securities for public sale under the Securities Act of 1933, as from time to time amended (the "Securities Act"), or under any other requirement of law, even if the issuing corporation would agree to do so. To the extent permitted by law, Company hereby specifically waives all rights of redemption, stay or appraisal which Company has or may have under any law now existing or hereafter enacted.

            13. Remedies Cumulative. No failure on the part of Agent to exercise, and no delay in exercising and no course of dealing with respect to, any power, privilege or right under the other Loan Documents or this Agreement shall operate as a waiver thereof; nor shall any single or partial exercise by Agent of any power, privilege or right under any of the other Loan Documents or this Agreement preclude any other or further exercise thereof or the exercise of any other such power, privilege or right. The powers, privileges and rights in this Agreement and the Loan Documents are cumulative and are not exclusive of any other remedies provided by law.

            14. Application of Proceeds. If an Event of Default has occurred and is continuing, the proceeds of any sale of, or other realization upon, all or any part of the Pledged Collateral shall be applied as provided in Section 8.03 of the Credit Agreement.

            15. Expenses. Subject to the provisions of Section 10.04 of the Credit Agreement, Company shall promptly pay to Agent all reasonable costs and expenses of Agent (including reasonable Attorney Costs) in connection with protecting or perfecting Agent's security interest in the Pledged Collateral or in connection with any matters contemplated by or arising out of this Agreement (including without limitation the enforcement of this Agreement), the Credit Agreement or any of the other Loan Documents.

            16. Termination of Security Interests; Release of Collateral. Upon payment and performance in full of all Secured Obligations and termination of the Credit Agreement, the security interests granted herein shall automatically terminate and all rights to the Pledged Collateral shall revert to Company. Upon such termination of the security interests or release of any Pledged Collateral, Agent will, at the expense of Company, return to Company all Pledged Collateral then in Agent's possession and execute and deliver to Company such documents as Company shall reasonably request to evidence the termination of the security interests or the release of such Pledged Collateral which has not yet theretofore been sold or otherwise applied or released. Such release shall be without recourse or warranty to Agent.

            17. Amendments, Waivers and Consents. No amendment, modification, termination or waiver of any provision of this Agreement, or consent to any departure by Company therefrom, shall in any event be effective without the written concurrence of Agent and Company.

            18. Notices. All notices, requests and other communications hereunder shall be given to Company at the facsimile number and address set forth on the signature page hereof and to Agent in accordance with Schedule
10.02 of the Credit Agreement.

            19. Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that Company may not assign or transfer any of its rights or obligations under this Agreement without the prior written consent of Agent and each Lender.

            20. Waiver. In addition to any other waivers herein, Company waives to the greatest extent it may lawfully do so, and agrees that it shall not at any time insist upon, plead or in any manner whatever claim or take the benefit or advantage of, any appraisal, valuation, stay, extension, marshalling of assets, redemption or similar law, or exemption, whether now or at any time hereafter in force, which may delay, prevent or otherwise affect the performance by Company of its obligations under, or the enforcement by Agent of, this Agreement. Company hereby waives diligence, presentment and demand (whether for nonpayment or protest or of acceptance, maturity, extension of time, change in nature or form of the Secured Obligations, acceptance of further security, release of further security, composition or agreement arrived at as to the amount of, or the terms of the Secured Obligations, notice of adverse change in Company's or any other Person's financial condition or any other fact which might materially increase the risk to Company) with respect to any of the Secured Obligations or all other demands whatsoever. Company hereby waives, to the extent it may lawfully do so, any requirement on the part of any holder of any Note to mitigate the damages resulting from any default under any Note.

            21. Applicable Law.

            (a) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF ILLINOIS APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE; PROVIDED, THAT COMPANY AND AGENT SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

            (b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF ILLINOIS SITTING IN COOK COUNTY, ILLINOIS OR OF THE UNITED STATES FOR THE NORTHERN DISTRICT OF SUCH STATE, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, COMPANY AND Agent CONSENT, FOR THEMSELVES AND IN RESPECT OF THEIR PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. COMPANY AND Agent IRREVOCABLY WAIVE ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH THEY MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF ANY LOAN DOCUMENT OR OTHER DOCUMENT RELATED THERETO. COMPANY AND Agent WAIVE PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY THE LAW OF SUCH STATE.

            22. Waiver of Jury Trial. EACH PARTY TO THIS AGREEMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER ANY LOAN DOCUMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO ANY LOAN DOCUMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

            23. Failure or Indulgence Not Waiver; Remedies Cumulative; Severability.

            (a) No failure or delay on the part of Agent or any Lender in the exercise of, and no course of dealing with respect to, any power, right or privilege under the Credit Agreement or this Agreement or any other Loan Document shall impair such power, right or privilege or be construed to be a waiver of any Default or Event of Default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or any other right, power or privilege. All rights and remedies existing under the Credit Agreement, this Agreement, the other Loan Documents or by law afforded are cumulative to, and not exclusive of, any rights or remedies otherwise available and shall be available to Agent until the Secured Obligations have been indefeasibly paid in full and the termination of all Commitments.

            (b) The invalidity, illegality or unenforceability of any provision in or obligation under this Agreement shall not affect or impair the validity, legality or enforceability of the remaining provisions or obligations under this Agreement.

            24. Survival of Representations. All representations and warranties of Company contained in this Agreement shall survive the execution and delivery of this Agreement.

            25. Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart.

            Witness the due execution hereof by the duly authorized officer of the undersigned as of the day first above written.

                                        PLAYBOY ENTERPRISES INTERNATIONAL, INC.


                                        By  /s/ Robert Campbell
                                            ------------------------------------
                                        Its Senior Vice President, Treasurer
                                            ------------------------------------

                                        Address for notices:

                                        Playboy Enterprises International, Inc.
                                        c/o PEI Holdings, Inc.
                                        680 North Lake Shore Drive
                                        Chicago, Illinois 60611
                                        Attn: Executive Vice President,
                                              Finance and Operations and
                                              Chief Financial Officer
                                        Facsimile: (312) 649-1395

                                   SCHEDULE I
                               TO PLEDGE AGREEMENT

------------------------------------------------------------------------------------------------------------------------------
                                                                                          Share                Percentage of
                                             Class of                Number of         Certificate          Outstanding Shares
           Name of Company                     Stock                   Shares             Number             of Capital Stock
------------------------------------------------------------------------------------------------------------------------------
Alta Loma Entertainment, Inc.                 Common                    1,000               2                      100%
------------------------------------------------------------------------------------------------------------------------------
Itasca Holdings, Inc.                         Common                    1,000              E001                    100%
------------------------------------------------------------------------------------------------------------------------------
Lake Shore Press, Inc.                        Common                       50              E002                    100%
------------------------------------------------------------------------------------------------------------------------------
Lifestyle Brands, Ltd.                        Common                       25              E001                    100%
------------------------------------------------------------------------------------------------------------------------------
Planet Playboy, Inc.                          Common                    1,000               A1                     100%
------------------------------------------------------------------------------------------------------------------------------
Playboy Gaming Nevada, Inc.                   Common                    1,000              E001                    100%
------------------------------------------------------------------------------------------------------------------------------
Playboy Clubs International, Inc.             Common                1,896,667              E001                    100%
------------------------------------------------------------------------------------------------------------------------------
Playboy Gaming International, Ltd.            Common                       25              E001                    100%
------------------------------------------------------------------------------------------------------------------------------
Playboy Japan, Inc.                           Common                    1,000               1                      100%
------------------------------------------------------------------------------------------------------------------------------
Playboy Models, Inc.                          Common                   10,000              E001                    100%
------------------------------------------------------------------------------------------------------------------------------
Playboy Entertainment Group, Inc.             Common                    1,000              E001                    100%
------------------------------------------------------------------------------------------------------------------------------
Playboy Properties, Inc.                      Common                   10,000              E001                    100%
------------------------------------------------------------------------------------------------------------------------------
Steelton, Inc.                                Common                    1,000              E001                    100%
------------------------------------------------------------------------------------------------------------------------------
Telecom International, Inc.                   Common                      100              E001                    100%
------------------------------------------------------------------------------------------------------------------------------
Special Editions, Ltd.                        Common                      750              E001                    100%
------------------------------------------------------------------------------------------------------------------------------
Playboy Shows, Inc.                           Common                       10              E001                    100%
------------------------------------------------------------------------------------------------------------------------------
Playboy.com, Inc.                             Common                      100               1                      100%
------------------------------------------------------------------------------------------------------------------------------
Spice Hot Entertainment, Inc.                 Common                    1,000               2                      100%
------------------------------------------------------------------------------------------------------------------------------
Spice Platinum Entertainment, Inc.            Common                    1,000               2                      100%
------------------------------------------------------------------------------------------------------------------------------
Playboy Products & Services
International, B.V.                           Common                       13              E002                     65%
------------------------------------------------------------------------------------------------------------------------------